UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On May 18, 2018, Endurance International Group Holdings, Inc. (the “Company”) announced that it has reached agreements in principle to settle each of the purported class action securities lawsuits captioned Machado v. Endurance International Group Holdings, Inc., et al. and William McGee v. Constant Contact, Inc., et al., each pending against the Company in the United States District Court for the District of Massachusetts and described in the Company’s Form 10-Q filed with the Securities and Exchange Commission on May 4, 2018.

The agreements in principle contemplate settlement payments by the Company in an aggregate amount approximately equal to the amounts that the Company reserved for those cases in its financial statements for the quarter ended March 31, 2018, with the balance of the settlement amounts to be paid by the Company’s insurers. The agreements are each subject to negotiation and execution of a definitive settlement agreement, notice to the putative class, and approval by the court, which process may take several months. There can be no assurance that either or both actions will be finally resolved in accordance with the agreements in principle or at all.

The information in this report relating to the prospective resolution of the purported class action lawsuits are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve substantial risks and uncertainties, including, among others, risks and uncertainties associated with negotiating final terms of settlement agreements, obtaining court approval of the proposed settlements, the number of purported class members who may opt-out of the proposed settlements, whether any proposed settlement is appealed, and the timing of the settlement payments. The Company undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties relating to the business of the Company in general, see the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.
Date: May 18, 2018
/s/ Marc Montagner
(Signature)
	Name:	Marc Montagner
	Title:	Chief Financial Officer